UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 16, 2005

AMDL, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-27689	33-0413161
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2492 Walnut Avenue, Suite 100, Tustin, California		92780
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-505-4461

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

Closing of Private Placement

On August 16, 2005, we conducted a combined private offering ("Offering") under Regulation D and Regulation S for the sale to accredited investors of shares of our common stock ("Shares") and warrants ("Warrants") to purchase 1,046,875 shares of our common stock (the "Warrant Shares"). We received $670,000 in aggregate gross proceeds from the sale of a total of 2,093,750 Shares in the Offering. An application for approval from the American Stock Exchange ("AMEX") for listing of the Shares sold and the Warrant Shares will be made as soon as practicable. The Shares were sold at $.32 representing a discount of 25% from the average of the closing prices for the five consecutive trading days prior to each closing date. The offering of the Shares was previously approved by our stockholders on September 27, 2004 at our last annual meeting.

The exercise price of the Warrant Shares is $0.49. We may receive additional gross proceeds of approximately $512,969 from the exercise of the Warrants issued in the Offering, exclusive of any proceeds from the exercise of warrants issued to the placement agent. No assurances can be given that any of the Warrants will be exercised.

In connection with the offer and sale of securities to the purchasers in the Offering, we relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder. We believe that the purchasers are "accredited investors," as such term is defined in Rule 501(a) promulgated under the Securities Act.

S-3 Registration Statement

In connection with the Offering, we agreed to file a registration statement by October 16, 2005 with the Securities and Exchange Commission on Form S-3 covering the secondary offering and resale of the Shares and the Warrant Shares in the Offering.

Compensation to Placement Agents and Investment Advisor

In connection with our Offering, we utilized the services of Havkit Corporation, a licensed NASD member broker-dealer as our placement agent. In connection with sales in the United States, and Galileo Asset Management, S.A. for sales to non U.S. Persons. For its services, Havkit will receive $29,500 with respect to sales to purchasers introduced by Havkit and Galileo will receive $37,500 with respect to its sales. Galileo will also receive a fee of $20,100 for organizing the offering and its expenses in the offering. Warrants to purchase an aggregate of 209,375 shares of our common stock will be issued to Havkit and Galileo in respect of their sales. We have also agreed to pay a six percent (6%) cash commission upon exercise of the Warrants by purchasers.

Item 7.01 Regulation FD Disclosure.

On August 18, 2005, we issued a press release announcing the closing of the offering. A copy of the press release containing such announcement is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release, dated August 18, 2005, announcing the closing (furnished pursuant to Item 7.01).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMDL, Inc.

August 18, 2005	By:	/s/ Gary L. Dreher

Name: Gary L. Dreher
Title: President & CEO

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Exhibit Index

Exhibit No.	Description

99..1	Press Release